NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

IV. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $16,438.07
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $13,339.42
+ Annual Premium*                       $ 4,500.00
- Premium Expense Charge**              $   157.50
- Monthly Deduction***                  $   904.34
- Mortality & Expense Charge****        $   154.72
+ Hypothetical Rate of Return*****      $  (184.80)
                                        ----------
=                                       $   16,438    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month             COI
-----           -------
  1             $ 75.25
  2             $ 75.27
  3             $ 75.29
  4             $ 75.31
  5             $ 75.33
  6             $ 75.35
  7             $ 75.37
  8             $ 75.39
  9             $ 75.41
 10             $ 75.43

 11             $ 75.46
 12             $ 75.48
 Total          $904.34

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month           Interest
-----           --------
  1             $ (15.92)
  2             $ (15.82)
  3             $ (15.73)
  4             $ (15.63)
  5             $ (15.54)
  6             $ (15.45)
  7             $ (15.35)
  8             $ (15.26)
  9             $ (15.17)
 10             $ (15.07)
 11             $ (14.98)
 12             $ (14.89)
 Total          $(184.80)


CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $16,438.07
- Year 5 Surrender Charge               $ 4,168.00
                                        ----------
=                                       $   12,270    (rounded to the nearest dollar)

V. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $19,829.87
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $15,601.82
+ Annual Premium*                       $ 4,500.00
- Premium Expense Charge**              $   157.50
- Monthly Deduction***                  $   897.76
- Mortality & Expense Charge****        $   175.15
+ Hypothetical Rate of Return*****      $   958.45
                                        ----------
=                                       $   19,830    (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month             COI
-----           -------
  1             $ 74.80
  2             $ 74.81
  3             $ 74.81
  4             $ 74.81
  5             $ 74.81
  6             $ 74.81
  7             $ 74.81
  8             $ 74.82
  9             $ 74.82
 10             $ 74.82
 11             $ 74.82
 12             $ 74.82
 Total          $897.76

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month           Interest
-----           --------
  1             $  80.08
  2             $  80.04
  3             $  80.01
  4             $  79.97
  5             $  79.93
  6             $  79.89
  7             $  79.85
  8             $  79.81
  9             $  79.78
 10             $  79.74
 11             $  79.70
 12             $  79.66
 Total          $ 958.45

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $19,829.87
- Year 5 Surrender Charge               $ 4,168.00
                                        ----------
=                                       $   15,662    (rounded to the nearest dollar)

VI. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $23,816.01
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $18,155.88
+ Annual Premium*                       $ 4,500.00
- Premium Expense Charge**              $   157.50
- Monthly Deduction***                  $   890.18
- Mortality & Expense Charge****        $   198.21
+ Hypothetical Rate of Return*****      $ 2,406.01
                                        ----------
=                                       $   23,816    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month             COI
-----           -------
  1             $ 74.30
  2             $ 74.28
  3             $ 74.26
  4             $ 74.24
  5             $ 74.21
  6             $ 74.19
  7             $ 74.17
  8             $ 74.15
  9             $ 74.13
 10             $ 74.11
 11             $ 74.08
 12             $ 74.06
 Total          $890.18

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month           Interest
-----           --------
  1             $ 195.33
  2             $ 196.25
  3             $ 197.17
  4             $ 198.10
  5             $ 199.03
  6             $ 199.98
  7             $ 200.93
  8             $ 201.89
  9             $ 202.86
 10             $ 203.84
 11             $ 204.82

 12             $  205.81
 Total          $2,406.01


CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $23,816.01
- Year 5 Surrender Charge               $ 4,168.00
                                        ----------
=                                       $   19,648    (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $121,189.08
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $98,132.74
+ Annual Premium*                       $30,000.00
- Premium Expense Charge**              $ 1,050.00
- Monthly Deduction***                  $ 3,420.46
- Mortality & Expense Charge****        $ 1,127.03
+ Hypothetical Rate of Return*****      $(1,346.17)
                                        ----------
=                                       $  121,189    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month              COI
-----           ---------
  1             $  284.62
  2             $  284.70

  3             $  284.78
  4             $  284.85
  5             $  284.93
  6             $  285.00
  7             $  285.08
  8             $  285.15
  9             $  285.23
 10             $  285.30
 11             $  285.37
 12             $  285.45
 Total          $3,420.46

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month            Interest
-----           ----------
  1             $  (114.63)
  2             $  (114.18)
  3             $  (113.74)
  4             $  (113.29)
  5             $  (112.84)
  6             $  (112.40)
  7             $  (111.95)
  8             $  (111.51)
  9             $  (111.07)
 10             $  (110.63)
 11             $  (110.18)
 12             $  (109.74)
 Total          $(1,346.17)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $121,189.08
- Year 5 Surrender Charge               $ 20,840.00
                                        -----------
=                                       $   100,349   (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $145,645.27
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $114,383.27
+ Annual Premium*                       $ 30,000.00
- Premium Expense Charge**              $  1,050.00
- Monthly Deduction***                  $  3,383.82
- Mortality & Expense Charge****        $  1,273.60
+ Hypothetical Rate of Return*****      $  6,969.42
                                        -----------
=                                       $   145,645   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month              COI
-----           ---------
  1             $  282.15
  2             $  282.12
  3             $  282.09
  4             $  282.06
  5             $  282.03
  6             $  282.00
  7             $  281.97
  8             $  281.94
  9             $  281.91
 10             $  281.88
 11             $  281.85
 12             $  281.82
 Total          $3,383.82

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month           Interest
-----           ---------
  1             $  576.55
  2             $  577.31
  3             $  578.07
  4             $  578.84
  5             $  579.61
  6             $  580.38
  7             $  581.16
  8             $  581.93
  9             $  582.72
 10             $  583.50
 11             $  584.28
 12             $  585.07
 Total          $6,969.42


CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $145,645.27
- Year 5 Surrender Charge               $ 20,840.00
                                        -----------
=                                       $   124,805   (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $174,333.43
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $132,698.92
+ Annual Premium*                       $ 30,000.00
- Premium Expense Charge**              $  1,050.00
- Monthly Deduction***                  $  3,341.78
- Mortality & Expense Charge****        $  1,438.77
+ Hypothetical Rate of Return*****      $ 17,465.06
                                        -----------
=                                       $   174,333   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


Month              COI
-----           ---------
  1             $  279.35
  2             $  279.20
  3             $  279.04
  4             $  278.89
  5             $  278.73
  6             $  278.57
  7             $  278.41
  8             $  278.25
  9             $  278.08
 10             $  277.92
 11             $  277.75
 12             $  277.59
 Total          $3,341.78

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month           Interest
-----           ---------
  1             $1,405.66
  2             $1,414.47
  3             $1,423.34

  4             $ 1,432.29
  5             $ 1,441.31
  6             $ 1,450.40
  7             $ 1,459.57
  8             $ 1,468.81
  9             $ 1,478.13
 10             $ 1,487.53
 11             $ 1,497.00
 12             $ 1,506.55
 Total          $17,465.06

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $174,333.43
- Year 5 Surrender Charge               $ 20,840.00
                                        -----------
=                                       $   153,493   (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

IV. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $14,933.32
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $12,211.33
+ Annual Premium*                       $ 4,500.00
- Premium Expense Charge**              $   157.50
- Monthly Deduction***                  $ 1,307.60
- Mortality & Expense Charge****        $   142.59
+ Hypothetical Rate of Return*****      $  (170.32)
                                        ----------
=                                       $   14,933    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month              COI
-----           ---------
  1             $  101.27
  2             $  101.31
  3             $  101.34
  4             $  101.38
  5             $  101.41
  6             $  101.45
  7             $  101.48
  8             $  101.52
  9             $  101.56
 10             $  101.59
 11             $  101.63
 12             $  101.66
 Total          $1,217.60


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month           Interest
-----           ---------
  1             $ (14.87)
  2             $ (14.74)
  3             $ (14.62)
  4             $ (14.50)
  5             $ (14.38)
  6             $ (14.25)
  7             $ (14.13)
  8             $ (14.01)
  9             $ (13.89)
 10             $ (13.77)
 11             $ (13.64)
 12             $ (13.52)
 Total          $(170.32)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $14,933.32
- Year 5 Surrender Charge               $ 4,168.00
                                        ----------
=                                       $   10,765    (rounded to the nearest dollar)


V. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $18,108.93
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $14,341.81
+ Annual Premium*                       $ 4,500.00
- Premium Expense Charge**              $   157.50
- Monthly Deduction***                  $ 1,299.28
- Mortality & Expense Charge****        $   161.86
+ Hypothetical Rate of Return*****      $   885.76
                                        ----------
=                                       $   18,109    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month              COI
-----           ---------
  1             $  100.70
  2             $  100.72
  3             $  100.73
  4             $  100.74
  5             $  100.75

  6             $  100.77
  7             $  100.78
  8             $  100.79
  9             $  100.81
 10             $  100.82
 11             $  100.83
 12             $  100.84
 Total          $1,209.28


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month           Interest
-----           --------
  1             $  74.87
  2             $  74.68
  3             $  74.49
  4             $  74.30
  5             $  74.11
  6             $  73.91
  7             $  73.72
  8             $  73.53
  9             $  73.33
 10             $  73.14
 11             $  72.94
 12             $  72.75
 Total          $ 885.76

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $18,108.93
- Year 5 Surrender Charge               $ 4,168.00
                                        ----------
=                                       $   13,941    (rounded to the nearest dollar)

VI. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.


Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $21,849.79
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $16,751.37
+ Annual Premium*                       $ 4,500.00
- Premium Expense Charge**              $   157.50
- Monthly Deduction***                  $ 1,289.71
- Mortality & Expense Charge****        $   183.65
+ Hypothetical Rate of Return*****      $ 2,229.28
                                        ----------
=                                       $   21,850    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month              COI
-----           ---------
  1             $  100.07
  2             $  100.05
  3             $  100.03
  4             $  100.02
  5             $  100.00
  6             $   99.99
  7             $   99.97
  8             $   99.95
  9             $   99.93
 10             $   99.92
 11             $   99.90
 12             $   99.88
 Total          $1,199.71

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month           Interest
-----           ---------
  1             $  182.81
  2             $  183.33
  3             $  183.86
  4             $  184.39
  5             $  184.93
  6             $  185.47
  7             $  186.02
  8             $  186.57
  9             $  187.13
 10             $  187.69
 11             $  188.25
 12             $  188.82
 Total          $2,229.28

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $21,849.79
- Year 5 Surrender Charge               $ 4,168.00
                                        ----------
=                                       $   17,682    (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

VII. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.


Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $110,783.24
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $90,183.75
+ Annual Premium*                       $30,000.00
- Premium Expense Charge**              $ 1,050.00
- Monthly Deduction***                  $ 6,062.63
- Mortality & Expense Charge****        $ 1,042.58
+ Hypothetical Rate of Return*****      $(1,245.30)
                                        ----------
=                                       $  110,783    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month              COI
-----           ---------
  1             $  496.70
  2             $  496.89
  3             $  497.07
  4             $  497.26
  5             $  497.44
  6             $  497.63
  7             $  497.81
  8             $  498.00
  9             $  498.18
 10             $  498.37
 11             $  498.55
 12             $  498.73
 Total          $5,972.63

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month            Interest
-----           -----------
  1             $  (107.25)
  2             $  (106.61)

  3             $  (105.98)
  4             $  (105.35)
  5             $  (104.72)
  6             $  (104.08)
  7             $  (103.46)
  8             $  (102.83)
  9             $  (102.20)
 10             $  (101.57)
 11             $  (100.95)
 12             $  (100.32)
 Total          $(1,245.30)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $110,783.24
- Year 5 Surrender Charge               $ 20,840.00
                                        -----------
=                                       $    89,943   (rounded to the nearest dollar)

VIII. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.


Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $133,715.63
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $105,487.41
+ Annual Premium*                       $ 30,000.00
- Premium Expense Charge**              $  1,050.00
- Monthly Deduction***                  $  6,002.81
- Mortality & Expense Charge****        $  1,180.85
+ Hypothetical Rate of Return*****      $  6,461.88
                                        -----------
=                                       $   133,716   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month              COI
              -----           ---------
               1              $  492.65
               2              $  492.66
               3              $  492.68
               4              $  492.69
               5              $  492.71
               6              $  492.73
               7              $  492.74
               8              $  492.76
               9              $  492.77
              10              $  492.79
              11              $  492.81
              12              $  492.82
               Total          $5,912.81

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month           Interest
-----           ---------
  1             $  539.81
  2             $  539.58
  3             $  539.34
  4             $  539.10
  5             $  538.86
  6             $  538.62
  7             $  538.37
  8             $  538.13
  9             $  537.89
 10             $  537.64
 11             $  537.40
 12             $  537.15
 Total          $6,461.88

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $133,715.63
- Year 5 Surrender Charge               $ 20,840.00
                                        -----------
=                                       $   112,876   (rounded to the nearest dollar)

IX. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.


Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $160,671.48
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $122,763.92
+ Annual Premium*                       $ 30,000.00
- Premium Expense Charge**              $  1,050.00
- Monthly Deduction***                  $  5,934.00
- Mortality & Expense Charge****        $  1,336.90
+ Hypothetical Rate of Return*****      $ 16,228.46
                                        -----------
=                                       $   160,671   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**     Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month              COI
-----           ---------
  1             $  488.07
  2             $  487.88
  3             $  487.69
  4             $  487.50
  5             $  487.30

  6             $  487.11
  7             $  486.91
  8             $  486.71
  9             $  486.51
 10             $  486.31
 11             $  486.11
 12             $  485.90
 Total          $5,844.00


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month            Interest
-----           ----------
  1             $ 1,317.24
  2             $ 1,323.45
  3             $ 1,329.72
  4             $ 1,336.03
  5             $ 1,342.40
  6             $ 1,348.82
  7             $ 1,355.30
  8             $ 1,361.83
  9             $ 1,368.41
 10             $ 1,375.04
 11             $ 1,381.74
 12             $ 1,388.48
 Total          $16,228.46

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $160,671.48
- Year 5 Surrender Charge               $ 20,840.00
                                        -----------
=                                       $   139,831   (rounded to the nearest dollar)